Supplement Dated January 12, 2010 to the Prospectus Dated May 1, 2009

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust has approved a proposal to liquidate the Templeton Global Asset Allocation Fund.  Effective as of the close of business on or after April 23, 2010, any Contract Value allocated to the Templeton Global Asset Allocation Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Templeton Global Asset Allocation Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 22, 2010. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 23, 2010:

(i)    any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)   Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Templeton Global Asset Allocation Fund, all references to the Templeton Global Asset Allocation Fund in the prospectus are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7997